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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2004


                               LMI AEROSPACE, INC.
                               PROFIT SHARING AND
                             SAVINGS PLAN AND TRUST
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                              43-1309065
(Commission File Number)                       (IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                      63302
(Address of principal executive offices)                    (Zip Code)

                                 (636) 946-6525
              (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.

In response to the Registrant's request, Conner Ash P.C. has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements set forth in Item 4(a) of the Registrant's Form 8-K dated June 10, 2004. A copy of such letter dated June 29, 2004, is attached hereto as Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report.

         Exhibit Number           Description

         16.1 Letter dated June 29, 2004 from Conner Ash, P.C. to the Securities and Exchange Commission regarding statements included in the Registrant's Form 8-K dated June 10, 2004.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2004


                                   LMI AEROSPACE, INC. PROFIT SHARING AND
                                   SAVINGS PLAN AND TRUST

                                   By: LMI AEROSPACE, INC.,
                                       as Plan Administrator


                                   By: /s/ Lawrence E. Dickinson
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                                       Lawrence E. Dickinson
                                       Chief Financial Officer and Secretary